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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 August 14, 2006

                                  PRO-DEX, INC.
             (Exact name of registrant as specified in its charter)

           COLORADO                      0-14942                84-1261240
       (State or other                 (Commission            (IRS Employer
 jurisdiction of incorporation)        File Number)       Identification Number)

                            151 East Columbine Avenue
                           Santa Ana, California 92707
                    (Address of Principal Executive Offices)

                                 (714) 241-4411
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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        The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On August 14, 2006, Pro-Dex, Inc. issued a press release disclosing, among other things, unaudited projected revenues of $17.1 million and that the Company completed its fourth quarter with an open order backlog of more than $10.5 million. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1.

ITEM 7.01      REGULATION FD DISCLOSURE
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On August 14, 2006, the Company determined that it expects to meet or exceed previously provided revenue guidance and that it does not expect to meet previously provided earnings guidance for its fiscal year ending June 30, 2006.

For the fiscal year ending June 30, 2006, the Company expects to report revenues of $17,100,000 and earnings per share of $0.06 to $0.09. Previous guidance was revenues of $15,000,000 to $17,000,000 and earnings per share of $0.11 to $0.13.

The principal reason for the revised earnings guidance is product warranty cost issues. The Company believes that the issues have been defined and are being adequately addressed.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
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 (d) Exhibits.

          Exhibit 99.1  Press release dated August 14, 2006 of Pro-Dex Inc.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2006                           PRO-DEX, INC (REGISTRANT).


                                                 By:  /s/ Jeffrey J. Ritchey
                                                      --------------------------
                                                      Jeffrey J. Ritchey
                                                      Chief Executive Officer

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